SCHEDULE 14A

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                            SCHEDULE 14A INFORMATION

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                     TIAA - CREF Institutional Mutual Funds
                (Name of Registrant as Specified in its Charter)

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

                      TIAA-CREF Institutional Mutual Funds
               Peer Universe Median and Mean Total Expense Ratios

---------------------------------------------------------------------------------------
                                Proposed Total
Fund                             Expense Ratio*             Median               Mean
---------------------------------------------------------------------------------------
Growth Equity                        0.50%                  1.05%                1.08%
---------------------------------------------------------------------------------------
Growth & Income                      0.50%                  0.93%                0.96%
---------------------------------------------------------------------------------------
Large-Cap Value                      0.50%                  1.07%                1.07%
---------------------------------------------------------------------------------------
Mid-Cap Growth                       0.55%                  1.11%                1.17%
---------------------------------------------------------------------------------------
Mid-Cap Value                        0.55%                  1.07%                1.11%
---------------------------------------------------------------------------------------
Small-Cap Equity                     0.55%                  1.15%                1.16%
---------------------------------------------------------------------------------------
Social Choice Equity                 0.25%                  0.99%                0.97%
---------------------------------------------------------------------------------------
Real Estate Securities               0.59%                  1.11%                1.11%
---------------------------------------------------------------------------------------
International Equity                 0.59%                  1.19%                1.22%
---------------------------------------------------------------------------------------
Inflation-Linked Bond                0.35%                  0.35%                0.40%
---------------------------------------------------------------------------------------
Bond                                 0.34%                  0.69%                0.70%
---------------------------------------------------------------------------------------
Money Market                         0.15%                  0.43%                0.45%
---------------------------------------------------------------------------------------

* This column represents total expenses of the Institutional Class. The proposed total expense ratios for Growth Equity and Growth & Income do not reflect the investment management fee waivers in place until at least April 2007. Had these fee waivers been reflected, the total expense ratios for Growth Equity and Growth & Income would have been 0.13% and 0.13%, respectively.

Source: Lipper, Inc. Fiduciary Global Review group.